Exhibit 99.1

 Annual Shareholders Meeting  May 10, 2016

 Welcome

 George B. Odlum, Jr., DMD

 Item 1: Election of Directors  Martin J. Geitz  Gary R. Kevorkian  Jerry W. Long  Peter C. Pabich

 Item 2: Non-binding Advisory Vote on Compensation of Named Executive Officers  “Say on Pay”

 Item 3: Ratification of Appointment of Independent Registered Public Accounting Firm

Experienced Management Team



Gary Burdick

Chief Commercial Banking Officer



Joan Beresford

Chief Mortgage & Consumer Lending Operations and Servicing Officer



Joseph Pagliarini

Chief Mortgage & Consumer Lending Sales Officer



Jocelyn Mitchell

Chief Retail Banking Officer



Richard Sudol

Chief Financial Officer

SBT Bancorp

 2015 Overview

 The foregoing contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of words such as “may,” “will,” “should,” “could,” “would,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate” or words of similar meaning. These forward-looking statements include statements relating to our anticipated future financial performance, projected growth and management’s long-term performance goals, as well as statements relating to the anticipated effects on results of operations and financial condition from developments or events, our business and growth strategies. These forward-looking statements are subject to significant risks, assumptions and uncertainties, and could be affected by many factors. The following, which is not intended to be an all-encompassing list of risks and uncertainties affecting us, summarizes several factors that could cause our actual results to differ materially from those anticipated or expected in these forward-looking statements: economic conditions (both generally and in our markets) being less favorable than expected; a general decline in the real estate and lending market; inaccuracies in management’s assumptions used in calculating the appropriate amount to be placed into our allowance for loan and lease losses; restrictions or conditions imposed by regulators on our operations; legislative and regulatory changes (including the unexpected impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulations) that may subject us to additional regulatory oversight; changes in accounting standards and compliance requirements; competitive pressures among depository and other financial institutions increasing significantly; changes in the interest rate environment; competitors having greater financial resources and developing products that enable them to compete more successfully than we can; our ability to attract and retain key personnel; adverse changes occurring in the equity markets; war or terrorist activities causing further deterioration in the economy or instability in credit markets; and economic, governmental or other factors that may prevent the projected population and residential and commercial growth in the markets in which we operate. A detailed discussion of factors that could affect our results is included in our SEC filings, including our Form 10-K for the year ended December 31, 2015 and our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2016. We do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date of forward-looking statements are made. Forward-looking statements speak only as of the date on which they are made. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.  Forward-Looking Statements

 2015 Financial Performance Overview2015 HighlightsCapital RaiseCommercial Banking GrowthMortgage Banking Improvement Mobile BankingWest Hartford Branch  Agenda

    2015 Financial Performance Overview

State of the Bank

Advantages

- Strong Organic Growth since 2008
- Strong Capital Position & Balance Sheet
- Market Share Leader in Key Categories
- Experienced Management Team

Challenges

- Earnings
- Earnings Diversification
- Scale

SBT Bancorp

 Total Assets Trend

 Net Loan & Lease Growth

 Asset Quality Net Loss/Average Loans & Leases  Source: FDIC UBPR

 Asset QualityLoans 90+ Days Past Due

 Revenue Trend

 Earnings Trend

 Net Interest Margin Trend

 NIM Drivers:Net Interest Margin – 3/31/15 vs. 3/31/16  Volume ChangesDollars in Millions  Interest Rate Changes

 Efficiency Ratio

 Earnings Per Share

 Return on Average Assets Trend

 Return on Average Equity Trend

 Return on Average Equity – 2015Connecticut Banks  Source: FMC Consulting Group

 Return on Average Assets - 2015Connecticut Banks  Source: FMC Consulting Group

 Shareholder ReturnStock Price Trend

 Shareholder ReturnTotal Return

 2015 Highlights

 Capital Raise

Catalyst for Capital Raise

- Cost of SBLF set to increase In Q1 2016
  - Rate increase from 1% to 9%
  - Additional $720,000 annual dividend payment
- Support Loan Growth
- Support West Hartford Opportunity
- Strengthen Regulatory Capital Ratios
  - Holding Company Common Ratio
  - Bank BASEL III Ratios

SBT Bancorp

 Subordinated DebtDebt lowers the Cost of CapitalReduces Ownership DilutionMinimizes Book Value DilutionCommon StockStrengthens Holding Company CapitalReduces Subordinated debt interest payments  Subordinated Debt & Common Mix

 Additions$7.2 million (net) of Subordinated DebtMatures 2025; callable after 20206.75% Interest Rate (4.75%, net of taxes)$8.9 million (net) of Common Stock400,000 shares at $21 per shareOverallotment $1.08 million (51,473 shares)ReductionsPayoff $9.0 million of SBLF Preferred StockRate resets Q1 2016 to 9.0% from 1.0%  New Capital Structure

 Supports Asset GrowthUp to $85 millionWest Hartford branchReduces Preferred Dividend/Interest ObligationFrom $810,000 to $450,000 (after tax) Strengthens Capital RatiosHolding Company Common Ratio improves to 6.73% from 4.77% .  Net New Capital - $7 million

 Capital

 Capital AdequacyCurrent Capital Requirements

 Commercial Banking

 Commercial Loans Outstanding  Dollars in thousands

 New Commercial Loan Commitments  Dollars in Thousands

 Commercial Loan Fundings  Dollars in Thousands

 New Commercial Relationships

 Commercial Loan Asset QualityIndustry Concentrations

 Commercial Loans by Type  Dollars in Thousands  As of year end / quarter end

 Commercial Customer Deposits  Dollars in Thousands

 Commercial Loan Asset QualityPortfolio Concentrations: Top 10 Borrowers

 Commercial Loan Asset QualityDelinquencies

 Commercial Loan Asset QualityCharge Offs  Dollars in thousands

 Mortgage Banking

 Simsbury Bank Mortgage Market ShareTransactionsAvon, Bloomfield, Granby, Simsbury Transactions

 Mortgage Market Share LeadersAvon, Bloomfield, Granby, Simsbury Transactions

 Mortgage Originations

 Mortgage Loan ServicingPortfolio and Revenue

 Mortgage Gain on Sale Revenue  *

 Retail Banking

 Deposit Mix – Average Deposits  Dollars in thousands

 Deposit Market Share LeadershipAvon, Bloomfield, Granby, Simsbury

 Deposit Market Growth – Five YearJune 2010 – June 2015: Avon, Bloomfield, Granby, Simsbury(excluding new branches)

 Deposit Market Share Change – 2010 vs. 2015Avon, Bloomfield, Granby, Simsbury  Source: FDIC Summary of Deposits. Does not include branches opened after 2010.

 Health Savings Accounts (HSAs)

 Mobile Banking

 Mobile Banking  Average growth of 87 new customers per month since inceptionAverage of 452 transfers and 283 deposits per month since inception

 Electronic Banking – What’s Next?  Online Deposit Account Opening Mid 2016 instant open.New Bill Pay System Mid 2016Mobile Banking EnhancementsBill Pay Mid 2016Pop Money Mid 2016Instant person to person transfer capabilityReal Time Alerts Early 2017 Mobiliti BusinessMobile Banking for Business Customers Early 2017

 West Hartford

West Hartford Demographics

Population

2014 Population 71,325

2010-2014 Annual Rate 0.11%

Households

2014 Households 30,215

Median Age

Area 45

State 40

US 38

Source esri.com

Average Household Income (2014)

West Hartford $103,971

County $97,335

CT $72,809

Median Home Value

West Hartford $280,042

County $226,490

CT $247,842

Average Home Value

West Hartford $323,972

County $264,106

SBT Bancorp

 Hartford County Deposit Market Share  City  Deposits  % of Market  Hartford  $18,897,571  51.22%  West Hartford  $2,194,061  5.94%  Glastonbury  $1,885,577  5.11%  Manchester  $1,023,618  2.77%  Bristol  $964,950  2.62%  New Britain  $874,812  2.37%  Farmington  $862,786  2.34%  Totals  $26,703,375  72.38%  Source FDIC Deposit Market Share

 Hartford County Deposit Market Share  City  Deposits  % of Market  Hartford  $18,897,571  51.22%  West Hartford  $2,194,061  5.94%  Four Town Market (Avon, Bloomfield, Granby, Simsbury)  $2,032,970  5.51%  Glastonbury  $1,885,577  5.11%  Manchester  $1,023,618  2.77%  Bristol  $964,950  2.62%  New Britain  $874,812  2.37%  Farmington  $862,786  2.34%  Totals  $28,736,345  77.89%  Source FDIC Deposit Market Share

 Town of West Hartford Deposit Market Share by Institution 2008 vs. 2014  Source FDIC Deposit Market Share  Institution  # of offices  2014 market share  2008 market share  change in market share from 2008  Webster  4  23.12%  31.31%  -8.19%  B of A  5  20.04%  18.83%  1.21%  Peoples  5  14.91%  14.52%  0.39%  Santander  4  11.56%  17.26%  -5.70%  TD Bank  3  8.93%  6.88%  2.05%  Farmington   2  7.08%  3.95%  3.13%  United  1  4.76%  0.00%  4.76%  First Niagara  1  3.26%  5.07%  -1.81%  Citizens  1  2.73%  0.95%  1.78%  Berkshire  1  2.72%  1.22%  1.50%  Liberty  1  0.87%  0.00%  0.87%

 Town of West Hartford Deposit Growth by Institution2008-2014(dollars in thousands)  Source: FDIC Deposit Market Share  Institution  # of offices  2014 deposits  2008 deposits  $ change from 2008  % change from 2008  United  1  $104,534  $0   $104,534  N/A   Liberty  1  $19,143  $0  $19,143   N/A  Citizens  1  $60,003  $15,324  $44,679  291.56%  Berkshire  1  $59,741  $19,676  $40,065  203.62%  Farmington   2  $155,375  $63,540  $91,835  144.53%  TD Bank  3  $195,914  $110,536  $85,378  77.24%  B of A  5  $439,754  $302,751  $137,003  45.25%  Peoples  5  $327,139  $233,466  $93,673  40.12%  Webster  4  $507,343  $503,300  $4,043  0.80%  Santander  4  $253,612  $277,483  -$23,871  -8.60%  First Niagara  1  $71,503  $81,503  -$10,000  -12.27%  Total Market  28  $2,194,061  $1,607,579  $586,482  36.48%

 Hartford County Deposit Growth 2008-2014(Top 7 Markets)    2008  2014  % Change  Farmington  $544,601  $862,786  58.42%  Hartford  $12,855,538  $18,897,571  47%  Four Town Market (Avon, Bloomfield, Granby, Simsbury)  $1,438,512  $2,032,970  41.32%  West Hartford  $1,607,579  $2,194,061  36.48%  Glastonbury  $1,646,276  $1,885,577  14.54%  Manchester  $963,168  $1,023,618  6.27%  Bristol  $924,582  $964,950  4.37%  New Britain  $866,466  $874,812  .96%  Hartford County  $27,644,435  $36,894,742  33.46%  Source FDIC Deposit Market Share

 West Hartford Branch

West Hartford Branch

Industry leading technology and design

- Cash recycler
- Coin counter
- Media Station
- Teller Pods
- Universal Bankers






Simsbury Bank

SBT Bancorp

Questions & Comments

 Election of DirectorsNon-binding Advisory Vote on Compensation of Named Executive OfficersRatification of Appointment of Baker, Newman, Noyes as Independent Registered Public Accounting Firm  Proxy Voting Results

 Thank You